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                                                                   Exhibit 10.23

                   MORTGAGE - COLLATERAL REAL ESTATE MORTGAGE;
                       SECURITY AGREEMENT, FIXTURE FILING
                             AND ASSIGNMENT OF RENTS


         This Mortgage, Security Agreement, Fixture Filing and Assignment of Rents (the "Mortgage") is made as of the 31st day of December, 2002, by NORTHERN LIGHTS ETHANOL, LLC, a South Dakota limited company (the "Mortgagor"), and U.S. BANK NATIONAL Association (the "Lender").

         WHEREAS, Mortgagor earlier granted Lender a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement evidencing a loan in the principal amount of Thirty One Million One Hundred Thousand Dollars ($31,100,000.00), from Lender to Mortgagor, filed for record with the Register of Deeds of Grant County, South Dakota, on September 14, 2001, at 1:25 P.M. and recorded in Book 260 at Page 178 (the "Prior Mortgage"); and

         WHEREAS, Lender has consented to make Five Million Dollars ($5,000,000.00) of such debt into a revolving loan, and to further secure such Five Million Dollar ($5,000,000.00) revolving obligation with this Mortgage, which will supplement the Prior Mortgage and cross-collateralize such Five Million Dollar ($5,000,000.00) obligation;

MORTGAGOR AGREES AS FOLLOWS:

SECTION 1.  CERTAIN TERMS; GRANTS MADE AND OBLIGATIONS SECURED.

         1.1 CERTAIN TERMS. The "Loan Agreement" shall mean that Loan Agreement dated July 11, 2001, executed by Mortgagor and Lender. The "Note" means that Promissory Note dated January 1, 2003, in the original principal amount of Five Million Dollars ($5,000,000.00), which matures December 31, 2007. The Note evidences a revolving loan from Lender to Mortgagor. The "Real Estate" shall mean the real estate in Grant County, South Dakota, and legally described as follows: See attached Exhibit A.

         The Real Estate and all property described in Section 1.2 are together called the "Collateral." That Collateral which constitutes personal property is sometimes called the "Personal Collateral." The Real Estate and tangible Collateral are sometimes called the "Property." The term "Loan Documents" means the Loan Agreement, the Note, and any other documents evidencing and/or securing the loan evidenced thereby, as well as all documents defined as "Loan Documents" in the Loan Agreement. Capitalized terms defined or referenced in the Loan Agreement shall have those meanings when used herein. The term "Lender" shall extend to and include the owner and holder, including any pledgee, of the Secured Obligations (defined in Section 1.4), now or hereafter and whether or not named as Lender. The term "Accessibility Regulation" means a law relating to accessibility of facilities or properties for disabled, handicapped and/or physically challenged persons, including, without limitation, the Americans With Disabilities Act of 1991, as amended. The term "Prior Mortgage" shall have the meaning set forth in the "WHEREAS" paragraph above. Whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

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         1.2 GRANTS. Mortgagor hereby grants to Lender a mortgage on all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to the Real Estate, together with a mortgage on, Uniform Commercial Code ("UCC") security interest in, and an assignment of all existing and future tangible and intangible property owned, used or held in connection with the Real Estate, including without limitation the following:

                  (a) Buildings and other structures, improvements, vaults, sidewalks, approaches, driveways, and parking lots, sewer and water lines, connections, pumps and lift stations, fixtures, fences, trees and other landscaping (together the "Improvements");

                  (b) Equipment (as defined by the UCC), including without limitation: all structural and building materials; windows, screens, doors, floor and wall coverings, furniture and furnishings; machinery, material and apparatus for heating, cooling, ventilating, air conditioning, gas and electrical service, plumbing, lighting, lifting, conveyance, communications, fire protection, storage, disposal, cleaning, repair and maintenance (together the "Equipment");

                  (c) Rights of way (including streets and alleys), air space, railroad spurs and tracks, easements, means of access, reversionary rights, privileges, tenements, hereditaments, appurtenances;

                  (d) Water, riparian, oil, gas and mineral rights and all damages, royalties and revenues related thereto:

                  (e) Leases, rents and other income, royalties, issues and profits;

                  (f) All permits, approvals, consents, clearances, licenses and rights obtained from, or by filing with, any government agency; and all leasing, service, engineering, consulting, design, construction, purchase and other contracts of any nature;

                  (g) Payment and performance bonds, warranties, guaranties and choses in action for the same;

                  (h) Reserves, escrows, deposits, rebates, refunds and advance payments;

                  (i) Claims and causes of action for damage to, loss or diminution of value or taking of the Real Estate, Improvements, Equipment or any part thereof;

                  (j) Abstracts of title, unearned insurance premiums, policies of and proceeds from insurance;

                  (k) Accounts, Documents, Instruments, Chattel Paper, General Intangibles, Money, Deposit Accounts (all as defined by the UCC), and all books and records of, acquired by or maintained for Mortgagor in connection with the ownership, lease, use, maintenance, design, construction, management, improvement or repair of any of the foregoing; and

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                  (1) Attachments, accessions, substitutions, replacements and all proceeds from the sale, lease, rental, exchange, collection, casualty, obstruction, impairment, conversion, condemnation or other disposition of the Real Estate, Improvements, Equipment or any of the other Collateral described above or acquired with cash proceeds.

         1.3 ASSIGNMENT OF RENTS. Mortgagor hereby absolutely and unconditionally assigns and transfers to Lender all the leases, income, rents, issues and profits of all or any part of the Property, both before and after foreclosure and during the period of redemption. Mortgagor irrevocably grants Lender a power of attorney, deemed coupled with an interest, but without fiduciary duty, and grants Lender the authority, to demand, receive and enforce payment, to give receipts, releases, and satisfactions, and to sue, in the name of either Mortgagor or Lender, for all such income, rents, issues and profits and to apply the same to the Secured Obligations, after reimbursement of expenses incurred by Lender. So long, however, as Mortgagor is not in Default, Mortgagor shall have the right to collect and retain all income, rents, issues, profits and proceeds subject to the Loan Agreement. Neither this assignment nor the exercise of any rights or remedies hereunder shall be deemed to make Lender a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Real Estate or Improvements or their use, occupancy, enjoyment or operation. Neither foreclosure nor any sale thereunder shall cause a satisfaction or release of the assignment to Lender under this paragraph.

         1.4 OBLIGATIONS SECURED; CROSS COLLATERALIZATION WITH PRIOR MORTGAGE. This Mortgage is given for the purpose of securing in such order or priority as Lender may determine the following obligations (the "Secured Obligations"): (a) Mortgagor's obligation under the Note, and all extensions, renewals and replacements thereof, and all interest, fees, charges and advances thereon; (b) Performance of all Mortgagor's covenants, obligations and liabilities described in this Mortgage or the Loan Agreement or other Loan Documents (the terms of which are hereby incorporated into this Mortgage), except as to such documents which expressly state not to be secured hereby; (c) Damages, fees and expenses (including attorneys' fees) incurred by Lender with respect to the Collateral or its protection, enforcement of Mortgagor's obligations or exercise of Lender's rights and remedies under this Mortgage, the Loan Agreement or under applicable law. Mortgagor acknowledges that the Prior Mortgage also secures the above-described Secured Obligations.

         1.5 RECORDATION. Lender may file this Mortgage or a copy with any filing officer as a financing statement or fixture filing under the UCC. A copy of the signed original of this Mortgage shall be deemed signed by Mortgagor for those purposes. Mortgagor shall pay all expenses of filing and of any record search for financing statements.

         1.6 COLLATERAL REAL ESTATE MORTGAGE. THE PARTIES AGREE THAT THIS MORTGAGE CONSTITUTES A COLLATERAL REAL ESTATE MORTGAGE PURSUANT TO SDCL 44-8-26. THE PARTIES FURTHER AGREE THAT THE "FACE AMOUNT" OF THIS MORTGAGE FOR PURPOSES OF SDCL 44-8-26 IS FIVE MILLION DOLLARS ($5,000,000.00). The parties further agree that Lender may from time-to-time unilaterally prepare and execute addendums hereto to extend the effectiveness of the lien of this Mortgage or increase the face amount stated above. The effective period of this Mortgage is five (5) years from and after the date it is filed for record, subject to renewals hereof as provided above and under law.

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SECTION 2. WARRANTIES AND COVENANTS OF MORTGAGOR.

         Mortgagor warrants, covenants and agrees for the benefit of Lender and its successors and assigns as follows:

         2. USE AND COMPLIANCE WITH LAWS.

                  (a) The Real Estate will be used in conducting Mortgagor's ethanol and ethanol bi-products producing business; will not be used for the sale, consumption, production, storage or disposal of hazardous or toxic waste, materials or substances (except as provided for by the Loan Documents); and cannot, is not and will not be claimed as a homestead by any person, such right being expressly waived.

                  (b) Mortgagor shall keep and maintain the Real Estate and the waters free of any waste on, under or discharged from the Property in compliance with, and shall not cause or permit the Real Estate to be in violation of, any federal, state or local laws, ordinances, regulations or orders now or hereafter in effect, including those relating to environmental conditions, air, water and land pollution, storage or disposition of hazardous materials or toxic substances, zoning, and land use planning. Mortgagor shall adopt, implement, keep in force and follow all appropriate monitoring, testing and management plans and procedures for handling, using, storing, transporting and disposing of all hazardous or toxic substances, including asbestos-containing materials.

                  (c) Mortgagor shall: obtain, maintain and not surrender, to the extent available under or required by applicable law, all permits, opinions, approvals, licenses, certificates and statements relating to the use, status or condition of the Collateral; and not suffer, approve or consent to any rezoning classification, modification or restriction applicable to the Real Estate, without the prior written consent of Mortgage.

                  (d) Mortgagor shall comply with all Accessibility Regulations which are applicable to the Property. In the event that (i) Lender reasonably believes that a material violation of an Accessibility Regulation may have occurred in connection with the Property; or (ii) Lender receives notice from Mortgagor or otherwise has knowledge that an event described in this Section 2.1(d) and pertaining to Accessibility Regulations has occurred; then, in any such event, Mortgagor shall at its cost obtain and deliver to Lender an Accessibility Regulation compliance report relating to the Property or shall have any previously delivered materials updated and/or amplified, by a qualified consultant selected by Mortgagor and acceptable to Lender; if Mortgagor fails to do so within forty-five (45) days after such request is made, Lender shall have the right to do so, in which event Mortgagor shall reimburse Lender for the cost incurred by Lender in doing so within ten (10) days following demand therefor by Lender.

         2.2 CONDITION AND OPERATIONS OF COLLATERAL. Mortgagor agrees (a) to keep the Property in good condition and repair, (b) not to commit or permit any waste or deterioration of the Property, (c) not to commit or permit any removal, demolition or substantial alteration of the Property except for alterations required by any governmental authority having jurisdiction over the Collateral and except for replacement of Equipment under Section 2.3 of this Mortgage, (d) to complete in good and workmanlike manner any construction or restoration which may be

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performed on the Property, (e) to promptly restore any portion of the Property which may be damaged or destroyed, (f) not to permit any mechanic's or materialman's or artisan's liens against the Property, (g) to cause the Collateral to be developed and continuously operated in good workmanlike manner and in accordance with generally accepted trade practices or applicable operating agreements, (h) to provide, improve, grade, surface and thereafter maintain, clean, repair and adequately light all parking areas within the Real Estate, together with any sidewalks, aisles, streets, driveways and curb cuts and sufficient paved areas for ingress, egress and right-of-way to and from the adjacent public thoroughfares necessary or desirable for the use thereof and to maintain all landscaping thereon, and (i) not to abandon or vacate the Real Estate.

         2.3 TITLE; TRANSFERS AND REPLACEMENTS.

                  (a) Mortgagor represents and warrants to Lender that (i) Mortgagor is the record owner of the Collateral free of all liens and encumbrances, except as provided otherwise in the Loan Agreement, and except liens for taxes not delinquent or which are being contested in good faith and the interest of tenants under the leases; and (ii) Mortgagor will defend such title to the Collateral against the claims of all persons.

                  (b) Except as permitted in (c) below, should Mortgagor sell, convey, transfer or dispose of the Collateral or any part thereof, in any way, or agree to do so, without the prior written consent of Lender, or if any of the foregoing is accomplished by operation of law, then Lender shall have the right, at its option, upon 30 days notice to Mortgagor, to declare the Secured Obligations immediately due and payable. This subparagraph shall have the effect of a "due-on-sale clause" as provided in SDCL 44-8-27, but shall not restrict the rights of Lender upon occurrence of a similar default with respect to Collateral governed by the UCC.

                  (c) Mortgagor shall have the right to replace, in the ordinary course of business, any worn, damaged or obsolete Equipment without the prior consent of the Lender, provided that the value of the Collateral as security is not reduced or impaired by such substitution or replacement and Lender shall, as of the time such replacement is effected, have a valid first security interest or lien in the replacement. Otherwise any transfers of Equipment shall be subject to the lien of this Mortgage.

         2.4 INSURANCE. Mortgagor shall keep in place all insurance or otherwise honor all terms concerning the form, risks covered, acquisition and maintenance of insurance as required under the Prior Mortgage.

         2.5 PAYMENTS, PERFORMANCE AND INDEMNITY.

                  (a) Mortgagor shall pay or cause to be paid: (i) all Secured Obligations according to their terms; (ii) all taxes, assessments and other governmental or public charges affecting the Collateral and any accrued interest, cost and/or penalty thereon; (iii) all charges for utilities or services relating to the Property including, but not limited to, electricity, gas, water and sewer; (iv) any taxes levied upon this Mortgage or any Secured Obligations; and (v) all obligations secured by the lien(s) referenced in
Section 2.3(a)(i), strictly according to the terms thereof.

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                  (b) Mortgagor shall faithfully make all payments and perform every obligation under any existing or future agreement or encumbrance or matter of record affecting the Collateral, including, without limitation, leases, declaration of covenants, easements, agreements relating to railroad trackage, conditions and/or restrictions and other agreements which affect the Collateral or may be beneficial to the Collateral.

                  (c) Mortgagor shall indemnify and defend Lender, regardless of alleged fault, against all claims, causes of action, actions and proceedings by third parties or government authorities against any of the Collateral or Lender, arising directly or indirectly from Mortgagor's or any third party's use of the Collateral or from Mortgagor's breach of any covenant in this Section 2, and all resulting damages, fees, fines, penalties, costs and expenses (including attorney fees). This indemnity is cumulative with any other indemnity given in the Loan Agreement or other Loan Documents.

                  (d) In the event all or any portion of any Collateral is taken, actually, constructively or inversely, by the power of condemnation or eminent domain, all proceeds of any agreement, settlement or award shall be first used to pay all Secured Obligations.

         2.6 NOTICES. Mortgagor shall give to Lender prompt written notice of, and all available information concerning: (a) any intent or proceeding under power of eminent domain as to any portion of the Property; (b) any damage to or destruction of any Property exceeding $5,000 in loss; (c) commencement of any governmental investigation or other action, suit or proceeding arising from any condition, use or status of the Property or otherwise concerning the Property;
(d) any claim to any Collateral adverse to Mortgagor's title or Lender's lien;
(e) breach of any of Mortgagor's covenants in this Section 2.

         2.7 PROTECTIVE MEASURES. Should Mortgagor breach any covenant or fail to make any payment or do any act required by this Mortgage or if the Collateral or Mortgagor or Lender's interest therein be jeopardized in any way, then Lender may (without obligation, without notice or demand and without releasing Mortgagor); (a) cure, make or do the same in such manner and to such extent as Lender may deem necessary; (b) appear in and defend any action or proceedings purporting to affect the Collateral or the rights or powers of Lender; (c) pay, purchase, contest or compromise any encumbrance, charge or lien which, in the judgment of Lender, appears to be prior or superior hereto; or (d) in exercising any such powers, pay necessary expenses, employ counsel and pay their reasonable attorneys' fees. Mortgagor shall pay as Secured Obligations immediately and without demand all sums so expected by Lender with interest from the date of expenditure.

         2.8 CONTINUATION OF WARRANTIES. At all times before full, final and irrevocable payment and performance of all Secured Obligations, Mortgagor shall take, omit or refrain from all actions, give or withhold all consents and approvals, and execute and file all instruments and documents as necessary or advisable to assure the continuing accuracy of all warranties of Mortgagor made in this Mortgage or any Loan Document as though each such warranty were made as of each date after the date of this Mortgage.

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SECTION 3. DEFAULTS.

         3.1 EVENTS OF DEFAULT; CROSS DEFAULT. Mortgagor shall be in default hereunder (an "Event of Default"), and Lender may exercise the rights and remedies described in Section 4 below, if: (a) Mortgagor shall fail to make when due any payment on any Secured Obligation; (b) Mortgagor shall fail to perform and observe any of Mortgagor's covenants and obligations under this Mortgage, or any warranty herein in any material respect is or becomes untrue in any material respect; (c) there occurs any event of default under any other Loan Document.

         3.2 MARSHALLING. Mortgagor, for themselves and on behalf of all persons, parties and entities which may claim under Mortgagor, hereby waives all requirements of law relating to the marshalling of assets, if any, which would be applicable in connection with the enforcement by Lender of its remedies for an Event of Default hereunder, absent this waiver. Lender shall not be required to sell or realize upon any portion of the Real Estate before selling or realizing upon any other portion thereof.

SECTION 4. REMEDIES UPON DEFAULT.

         4.1 ACCELERATION. Upon any Event of Default, Lender may at its option and without further notice, declare the entire unpaid principal of the Secured Obligations and any amounts due under this Mortgage and all accrued interest thereon immediately due and payable and the Lender may at its option institute proceedings for the collection at law or in equity of all amounts due under the Secured Obligations and this Mortgage.

         4.2 FORECLOSURE. Upon such notice, if any, or after such time period, if any, required by the Act, Lender may immediately cause this Mortgage to be foreclosed by action, or by advertisement, as provided by statute or rules of practice relating thereto. This section 4.2 shall be deemed as authorizing and constituting a power of sale as mentioned in such statutes or rules, or in any amendments. Any notice of Event of Default, acceleration or the exercise of any remedy shall be sufficient, without excluding other forms of notice, if stated in any pleading or affidavit served on Mortgagor in any legal proceeding commenced by or against Lender hereunder. Lender shall have the right to bid at any foreclosure sale and to obtain a judgment for any deficiency.

         4.3 ABANDONMENT. In the event Mortgagor abandons the Property, the period of Mortgagor's permitted redemption shall be reduced to the shortest period allowed by law. For purposes of this subparagraph and any other portion of this Mortgage, the Property shall be deemed abandoned by Mortgagor if Mortgagor ceases to own or manage the Property (directly or through a manager) for the permitted use AND, in addition one or more of the following conditions, circumstances or events exists or occurs as of or after such cessation: (a) Mortgagor fails to insure adequately the Property; (b) Mortgagor fails to pay taxes and assessments; (c) Mortgagor fails to maintain the Property, to repair material damage to the Property or to prevent waste or deterioration of the Property; (d) Mortgagor fails to secure adequately any of the Property; or (e) Mortgagor fails to assert rights to any portion of the Property or protect its interest from asserted third party claims (including those of any governments or government agencies); (f) Mortgagor leases or surrenders the entire Property to one or more affiliated or unaffiliated third parties, except as permitted under

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the Loan Agreement, or (g) Mortgagor shall cease continuous operation of a business upon the Real Estate.

         4.4 RECEIVER. Lender shall be entitled to have a receiver appointed without proof of any grounds for appointment other than an Event of Default. Such receiver is authorized to take possession and charge of the Collateral during the pendency of foreclosure proceedings and during any period permitted for redemption or stay of proceedings and to rent the same and to receive and collect the rents, issues and profits thereof, under direction of the court. Any amount so collected by the receiver shall be applied under direction of the court to the costs and expenses of receivership, expenses of insurance on the Collateral, expenses of management, repairs and maintenance, taxes, assessments and to all Secured Obligations, judgments, deficiency amounts and/or post-judgment or post-sale accrued interest.

         4.5 PROTECTION OF SECURITY. Lender, by receiver or otherwise, shall be authorized to: (a) Make or take action in such manner and to such extent as Lender may deem necessary to protect the Collateral or Lender's interest and to enter upon and take possession of any Collateral for such purposes; (b) Commence, appear in and/or defend any action or proceeding purporting to affect the Collateral and/or any additional or other security, or the interests, rights, powers and/or duties of Lender hereunder whether brought by or against Mortgagor or Lender; (c) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of Lender may affect or appear to affect the Collateral or Lender's interest or rights, powers and duties hereunder.

         4.6 REAL AND PERSONAL PROPERTY. To the extent that the Collateral includes both real and personal property, Lender may at its option proceed: (a) as to all Collateral according to Lender's rights hereunder and applicable real estate laws; or (b) as to any fixtures or any Personal Collateral, according to the UCC and/or any separate security agreement describing property of the same type or category as the Personal Collateral, provided, however, that the rights of Lender to exercise remedies according to the UCC shall not be dependent upon the existence of any such separate security agreement.

         4.7 FEES AND EXPENSES. Mortgagor shall pay all fees, costs and expenses incurred by Lender (including attorneys' fees) (a) in connection with any action or actions (including the cost of search or evidence of title), which may be brought for the foreclosure of this Mortgage, and/or for possession of the Collateral, and/or for the appointment of a receiver; or (b) directly or indirectly as a result of any breach of Mortgagor's covenants, obligations, warranties, or agreements hereunder, regardless of whether litigation is commenced. Mortgagor's obligation for payment thereof shall be one of the Secured Obligations and bear interest accordingly.

SECTION 5. PRESERVATION OF LENDER'S RIGHTS; SUBORDINATION.

         5.1 NONWAIVER; CUMULATIVE RIGHTS AND REMEDIES. By accepting any late, partial or otherwise inadequate payment or performance, Lender does not waive its rights either to require prompt and full payment or performance when due of all unpaid sums or unperformed covenants or obligations or to declare, to enforce or to continue enforcement of, an Event of Default as provided in this Mortgage. No right or remedy of Lender is intended to be exclusive of any other remedy herein provided by law, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. If Lender at any time holds

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additional security or guaranty for any Secured Obligations, it may enforce and realize upon the same, at its option, either before or during or after proceedings for the enforcement of this Mortgage, and may apply proceeds, however realized, to the Secured Obligations (in such order as Lender shall determine) without affecting the status of or waiving any security, including the Collateral, and without waiving any breach, default, right or power hereunder or under any such other security or guaranty.

         5.2 MORTGAGOR'S DISCRETION. Without affecting the liability or obligations of any person, including Mortgagor, for the performance of any Secured Obligation, Lender may from time to time and without notice release any person liable for payment of any obligations, extend the time of payment or otherwise alter the terms of any obligations, accept additional security of any kind, including security agreements, trust deeds or mortgages, or alter, substitute or release any property securing any obligations.

         5.3 SUBROGATION. Lender shall be subrogated to the lien, although released of record, of any and all encumbrances at any time paid by Lender.

SECTION 6. GENERAL PROVISIONS.

         6.1 ENTRY. Lender's agents, employees or workmen are authorized to enter at any reasonable time upon any part of the Property for the purpose of inspecting the same, and for the purpose of performing any of the acts permitted by this Mortgage.

         6.2 BENEFIT AND BINDING EFFECT. Subject to restrictions on Mortgagor's assignment or transfer elsewhere described in this Mortgage or the Loan Agreement, this Mortgage applies to, inures to the benefit of, and binds Mortgagor and Lender, their successors and assigns.

         6.3 NOTICES. All notices to be given with respect to this Agreement shall be in writing. Each notice shall be sent by first class, certified or registered mail, postage prepaid or return receipt requested, to the party to be notified as follows:

                           U.S. Bank National Association
                           141 North Main Avenue
                           P.O. Box 5308
                           Sioux Falls, South Dakota 57117
                           Attention:  Carl Wynja

                           with a copy to:

                           Scott Perrenoud
                           CADWELL, SANFORD, DEIBERT & GARRY, LLP
                           P.O. Box 1157
                           Sioux Falls, South Dakota 57101

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                           If to Mortgagor:

                           Northern Lights Ethanol, LLC
                           P.O. Box 356
                           48416 144th Street
                           Big Stone City, SD 57216
                           Attention:  Chairman of the Board

         6.4 APPLICABLE LAW. This Mortgage shall be construed and enforced in accordance with the laws of the State of South Dakota. Lender consents to the jurisdiction and venue of the state and federal courts located for Grant County, South Dakota. If any provision hereof should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Mortgage. The right to plead any and all statutes of limitation as a defense to any Secured Obligation is hereby waived to the full extent permitted by law.

         6.5 CONTROLLING DOCUMENT. This Mortgage shall be construed consistently with the other Loan Documents; however, in the event of any conflict or inconsistency between the terms and provisions contained in this Mortgage and those contained in any other Loan Document, the terms and provisions of this Mortgage shall control to the extent the terms hereof apply.

         IN WITNESS WHEREOF, Mortgagor has executed this Collateral Real Estate Mortgage Security Agreement, Fixture Filing and Assignment of Rents as of the day first written above.

                                      NORTHERN LIGHTS ETHANOL, LLC

                                      By: /s/ Delton Strasser
                                          ----------------------------
                                          Delton Strasser
                                          Its: Chairman of the Board

STATE OF SOUTH DAKOTA      )
                           : SS
COUNTY OF GRANT            )

         On this the 31st day of December, 2002, before me, the undersigned officer, personally appeared Delton Strasser, who acknowledged himself to be the Chairman of the Board of Northern Lights Ethanol, LLC, a South Dakota corporation, and that he, as such officer being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


         (SEAL)                           /s/ Christine K. Thomson
                                      -----------------------------------
                                      Notary Public - South Dakota
                                      My commission expires: July 6, 2008

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                                    EXHIBIT A

                                LEGAL DESCRIPTION

         The Borrower holds a leasehold interest in the following described Land under the terms and conditions of the Big Stone Power Plant Lease dated April 18, 2001:

         Parcel A in the Southwest Quarter (SW 1/4) of Section Twelve (12), Township One Hundred Twenty-One (121) North, Range Forty-Seven (47) West of the Fifth Principal Meridian, Grant County, South Dakota, according to the recorded plat thereof.

         Parcel B in the Southeast Quarter (SE 1/4) of Section Eleven (11), Township One Hundred Twenty-One (121) North, Range Forty-Seven (47) West of the Fifth Principal Meridian, Grant County, South Dakota, according to the recorded plat thereof.

         The Borrower holds an ingress and egress easement rights on certain land and railroad spur lines identified in the Access and Rail Agreement dated April 18, 2001, granted by Otter Tail Corporation, f/k/a Otter Tail Power Company; Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., f/k/a Montana-Dakota Utilities Co.; Northwestern Public Service, a division of NorthWestern Corporation, f/k/a Northwestern Public Service Company and Northern Lights Ethanol, LLC:

         The Southeast Quarter (SE 1/4) of Section Eleven (11), Township One Hundred Twenty-One North (121), Range Forth-Seven (47), West of the Fifth Principal Meridian, Grant County, South Dakota;

         The Southwest Quarter (SW 1/4) of Section Twelve (12), Township One Hundred Twenty-One North (121), Range Forty-Seven (47) West of the Fifth Principal Meridian, Grant County, South Dakota;

         The Northeast Quarter (NE 1/4) and the Northwest Quarter (NW 1/4) of Section Thirteen (13), Township One Hundred Twenty-One (121) North, Range Forty-Seven (47) West of the Fifth Principal Meridian, Grant County, South Dakota; and

         The Northwest Quarter (NW 1/4), the Northeast Quarter (NE 1/4) and that portion of the Southeast Quarter (SE 1/4) lying North of the Burlington Northern Sante Fe Main line Railroad Right of Way in Section Eighteen (18), Township One Hundred Twenty-One (121) North, Range Forty-Six (46) West of the Fifth Principal Meridian, Grant County, South Dakota.